Exhibit 99.1

Jeff Immelt Appointed Chairman of athenahealth Board of Directors

Brings Deep Industry Knowledge and Relationships in Healthcare;
Adds Digital Expertise to Advance Company’s Platform and Profitable Growth Strategies

WATERTOWN, MA – February 7, 2018 – athenahealth, Inc. (NASDAQ: ATHN), a leading provider of network-enabled services for hospital and ambulatory clients nationwide, today announced that its Board of Directors has unanimously appointed Jeff Immelt, former GE chairman and CEO, as chairman of athenahealth, effective February 7, 2018. Mr. Immelt is recognized for advancing digitization across industries, in particular for driving the first wave of digitization across healthcare enterprises and the healthcare industry at large.

“We are thrilled to welcome Jeff as the new independent chairman of the athenahealth Board,” said Dev Ittycheria, chair of the Board’s Nominating and Corporate Governance Committee. “Having considered a number of highly qualified candidates, the Board determined that Jeff’s deep expertise and broad relationships in the healthcare industry, combined with his drive for industry transformation through innovation, ideally position him to be a great partner to the Board and management team as we work to profitably grow and scale the Company and drive value creation.”

Over the past 20 years, Mr. Immelt has established himself as one of the most respected leaders in healthcare. While at GE, Mr. Immelt helped grow GE Healthcare from a $3 billion enterprise to a $20 billion respected innovator with unique assets and capabilities. GE Healthcare diversified its portfolio from imaging to life science and digital services, building leadership positions by delivering valuable solutions to providers and patients. GE Healthcare was a consistent grower in revenue and profits. Mr. Immelt also brings a deep understanding of system economics and patient outcomes given GE’s position as a larger payer of healthcare benefits.

Jonathan Bush, athenahealth’s chief executive officer, said, “Jeff shares our vision for more connected, efficient, and human-centered healthcare; and like us, believes a platform-oriented business and technology strategy is fundamental to executing against that vision. His appointment as chairman is one of many important steps the Company has taken over the past year to enhance the Board and management team, as well as to strengthen and focus our operational and go-to-market strategy. I’m confident athenahealth will continue to create sustainable value for shareholders, open new opportunities for employees, and is well-positioned to not only deliver highly-differentiated benefits to both our current and future clients, but also to lead the industry’s next wave of innovation, openness, and efficiency.”

Mr. Immelt said, “I have long been inspired by founder-led companies and their ability to outperform and out-innovate peers. In this regard, I have great respect for all that athenahealth has accomplished and its passionate culture, which has been such an important contributor to the Company’s success. athenahealth has great potential to drive the next wave of disruptive change across the healthcare industry, particularly among medical practices, hospitals, and health systems that are challenged by administrative burden and data silos. I look forward to lending my perspectives and expertise to support Jonathan, the Board and the athenahealth team in athenahealth’s own journey to grow and scale.”

Mr. Immelt’s appointment as independent chairman is part of a series of strategic initiatives that athenahealth launched in 2017 to create a more focused and efficient company, drive increased levels of profitable growth, and enhance shareholder value. As part of these initiatives, the Company has added new expertise to its leadership team, including the appointment of a new chief financial officer and a new independent director. The Company expects the operating initiatives will generate $100 million to $115 million of gross pre-tax expense savings and significant margin improvement. With the addition of Mr. Immelt, the athenahealth Board has been expanded to 11 members, including nine independent directors.

Mr. Immelt will make a financial investment in athenahealth, and plans to purchase approximately $1 million of athenahealth common stock in the open market.

Mr. Immelt was the 9th Chairman of GE, a position he held for 16 years. During that time, he focused on growth and creating new disruptive technologies. GE became a leader in globalization, services and diversity. At the same time, he led GE through several large cost-reduction programs, focusing on margin improvements. During Mr. Immelt’s tenure, Industrial earnings doubled and GE returned $143 billion in dividends, more than in the cumulative history of the company.

Mr. Immelt was one of the first CEOs to recognize that great industrial companies must be digital leaders, and that the combination of physical performance and analytical data can predict outcomes in industrial products. Under Mr. Immelt, GE built a digital industrial platform, Predix, with $1 billion in annual orders.

Mr. Immelt earned a B.A. degree in applied mathematics from Dartmouth College in 1978 and an M.B.A. from Harvard University in 1982.

About athenahealth, Inc.
athenahealth partners with hospital and ambulatory clients to drive clinical and financial results. We offer medical record, revenue cycle, patient engagement, care coordination, and population health services. We combine insights from our network of 110,000 providers and 106 million patients with deep industry knowledge and perform administrative work at scale. For more information, please visit www.athenahealth.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding management’s expectations to advance value creation across the athenahealth business; management’s expectations for future financial and operational performance and operating expenditures, expected growth, and business outlook; management’s expectations for the impact of board and management transition; statements regarding management’s expectations to drive value creation and accelerate sustainable, profitable growth and enhance shareholder value; and statements regarding potential efficiencies, cost-saving opportunities, and other anticipated results to be realized from its operational review. Forward-looking statements may be identified with words such as “will,” “may,” “expect,” “plan,” “anticipate,” “upcoming,” “believe,” “estimate,” or similar terminology, and the negative of these terms. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. These risks and uncertainties include: our highly competitive industry and our ability to compete effectively and remain innovative; the development of the market for cloud-based healthcare information technology services; changes in the healthcare industry and their impact on the demand for our services; our ability to successfully recruit qualified new executive and board talent and to manage our management transition; our ability to maintain consistently high growth rates due to lengthening customer sales cycles; the impact of changes in our business model and structure; our ability to successfully implement operational and leadership initiatives; our ability to effectively manage our growth; our ability to protect our intellectual property; current and future litigation, including for intellectual property infringement; our dependence on third-party providers; risks and costs associated with our worldwide operations; our ability to attract and retain highly-skilled employees; our fluctuating operating results; our ability to retain our clients and maintain client revenue; our tax liability; our variable sales and implementation cycles; the timing at which we recognize certain revenue and our ability to evaluate our prospects; defects and errors in our software or services, or interruptions or damages to our systems or those of third parties on which we rely; a data security breach; limitations on our use of data; the effect of payer and provider conduct; the failure of our services to provide accurate and timely information; changing government regulation and the costs and challenges of compliance; the potential for illegal behavior by employees or subcontractors; and the price volatility of our common stock. Forward-looking statements speak only as of the date hereof and, except as required by law, we undertake no obligation to update or revise these forward-looking statements. For additional information regarding these and other risks faced by us, refer to our public filings with the Securities and Exchange Commission (“SEC”), available on the Investors section of our website at www.athenahealth.com and on the SEC’s website at www.sec.gov.

Contact Info:
Dana Quattrochi
athenahealth, Inc. (Investors)
investorrelations@athenahealth.com
617-402-1329

Holly Spring
athenahealth, Inc. (Media)
media@athenahealth.com
617-402-1631

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